UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1 – Reports to Stockholders

Aberdeen Australia Equity Fund, Inc.
Semi-Annual Report
April 30, 2014

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2013, through the distributions declared on June 10, 2014, consisted of 19% net investment income and 81% return of capital.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended April 30, 2014. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 0.9% for the six months ended April 30, 2014 and 8.2% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the April 30, 2014 six month period return of 1.1%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”),1 the Fund’s benchmark. The Fund’s total return for the six months ended April 30, 2014 and per annum since inception is based on the reported NAV on each period end.

Share Price & NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was -11.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 15.6% over the six months from $10.71 on October 31, 2013 to $9.04 on April 30, 2014. The Fund’s share price on April 30, 2014 represented a premium of 0.1% to the NAV per share of $9.03 on that date, compared with a premium of 13.5% to the NAV per share of $9.44 on October 31, 2013.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2014, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2014. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 10, 2014, the Fund announced that it will pay on June 30, 2014, a distribution of US $0.22 per share to all shareholders of record as of June 23, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2014, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeeniaf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

[1]

The S&P/ASX 200 index is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from Standard & Poor’s. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;
•	visiting www.aberdeeniaf.com

Yours sincerely,

Christian Pittard

President

All amounts are U.S Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities rose during the six–month period ended April 30, 2014. Initial concerns over the U.S. Federal Reserve’s (Fed) tapering of quantitative easing gave way to hope that economic recovery in the U.S. may become more sustainable. Subsequently, equity prices were hampered by worries of a hard economic landing in China, Russia’s incursion into Ukraine, as well as fears of an earlier-than-expected interest rate hike in the U.S. Towards the end of the period falling iron ore prices and the appreciation of the Australian dollar weighed on market sentiment. Equities regained some poise after the Fed soothed frayed nerves.

Fund performance review

At the stock level, detractors from the Fund’s relative performance for the period included soft drink bottler Coca-Cola Amatil Ltd. and QBE Insurance Group Ltd. Shares of Coca-Cola Amatil Ltd. declined amid the tough operating environment: continued pressure in the Australian grocery channel; a weak economy in Papua New Guinea hurting sales; and high inflation in Indonesia, exacerbated by the depreciating Rupiah. Meanwhile, insurer QBE Insurance Group Ltd.’s shares fell on the back of management’s forecast for a net loss of US$250 million for calendar year 2013. This followed a review of its North American operations, which resulted in additional provisions for claims, restructuring charges and a goodwill write-down.

Conversely, the Fund’s holdings in diversified energy infrastructure company SP Ausnet and investor services provider Computershare

Ltd. benefitted Fund performance. SP Ausnet contributed positively to performance in the period on the back of a favorable regulatory decision on its transmission network, which–despite coming in behind requested levels–was still better than what market analysts had anticipated. Computershare Ltd.’s stock price moved higher as the strength of its results for the first half of its 2014 fiscal year were driven by significant cost synergies in the U.S. derived from its Shareowner Services acquisition in 2012, as well as other cost initiatives throughout its business.

Outlook

We remain cautiously optimistic regarding the backdrop for Australian equities. Given the Australian Dollar’s recent strength, we do not anticipate that the central bank will hike interest rates soon. In our view, businesses had appeared sidelined ahead of the federal budget proposal in mid-May. Building approvals maintained the momentum they gained in late 2013, and there are early signs of a recovery in certain non-resource sectors, such as housing. We feel that consumer sentiment remains fragile, however, despite improving property prices in capital cities. We will continue to seek to identify what we believe are good-quality companies at reasonable valuations that we can hold over the long term.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 subindustries. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2014, the Fund held 96.9% of its net assets in equities, 1.1% in a short-term investment and 2.0% in other assets in excess of liabilities.

Asset Allocation

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2014:

Name of Security	Percentage of Net Assets
BHP Billiton PLC – London Listing	11.3%
Rio Tinto PLC – London Listing	6.7%
Australia & New Zealand Banking Group Ltd.	6.6%
Commonwealth Bank of Australia	6.5%
Woolworths Ltd.	5.7%
Westfield Group	5.2%
Singapore Telecommunications Ltd.	4.9%
AMP Ltd.	4.7%
Australian Stock Exchange Ltd.	4.5%
CSL Ltd.	4.4%

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods annualized as of April 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-5.2%	-0.7%	12.6%	10.3%
Market Value	-7.3%	-1.7%	14.1%	12.4%
Benchmark	-1.4%	3.4%	17.9%	12.3%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 866-839-5205.

The net operating expense ratio is 1.43%.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.9%*
COMMON STOCKS—96.9%
CONSUMER DISCRETIONARY—1.5%
1,106,200	Tatts Group Ltd.	$3,111,269
CONSUMER STAPLES—9.0%
788,000	Coca-Cola Amatil Ltd.	6,802,597
341,300	Woolworths Ltd.	11,860,848
		18,663,445
ENERGY—7.1%
138,600	Caltex Australia Ltd.	2,877,110
211,200	Woodside Petroleum Ltd.	8,027,948
235,000	WorleyParsons Ltd.	3,685,165
		14,590,223
FINANCIALS—35.6%
2,073,000	AMP Ltd.	9,755,866
427,200	Australia & New Zealand Banking Group Ltd.	13,737,801
278,400	Australian Stock Exchange Ltd.	9,212,807
184,000	Commonwealth Bank of Australia	13,535,204
791,000	QBE Insurance Group Ltd.	8,536,974
1,056,600	Westfield Group	10,781,821
250,000	Westpac Banking Corp. Ltd.	8,188,628
		73,749,101
HEALTH CARE—5.9%
55,400	Cochlear Ltd.	3,028,332
144,300	CSL Ltd.	9,199,170
		12,227,502
INFORMATION TECHNOLOGY—3.1%
556,700	Computershare Ltd.	6,416,919
MATERIALS—21.5%
722,800	BHP Billiton PLC – London Listing	23,465,247
1,170,400	Incitec Pivot Ltd.	3,141,668
199,500	Orica Ltd.	4,071,496
255,600	Rio Tinto PLC – London Listing	13,896,379
		44,574,790
TELECOMMUNICATION SERVICES—4.9%
3,347,000	Singapore Telecommunications Ltd.	10,187,843
UTILITIES—8.3%
582,900	AGL Energy Ltd.	8,556,955
6,571,300	SP AusNet	8,563,417
		17,120,372
	Total Long-Term Investments—96.9% (cost $177,532,264)	200,641,464

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—1.1%
$2,250,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2014, due 05/01/2014 in the amount of $2,250,000 collateralized by a U.S. Treasury Note, 1.125%, maturing 04/30/2020; total market value of $2,297,865	$2,250,000
	Total Short-Term Investment—1.1% (cost $2,250,000)	2,250,000
	Total Investments—98.0% (cost $179,782,264)	202,891,464

	Other Assets in Excess of Liabilities—2.0%	4,064,312
	Net Assets—100.0%	$206,955,776

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2014

Assets
Investments, at value (cost $177,532,264)	$200,641,464
Repurchase agreement, at value (cost $2,250,000)	2,250,000
Foreign currency, at value (cost $4,066,996)	4,073,860
Cash	228
Prepaid expenses in connection with the at-the-market stock offering	175,447
Prepaid expenses	697
Total assets	207,141,696

Liabilities
Investment management fees payable (Note 3)	156,477
Administration fees (Note 3)	14,783
Investor relations fees payable (Note 3)	14,060
Other	600
Total liabilities	185,920

Net Assets	$206,955,776

Composition of Net Assets:
Common stock (par value $.01 per share)	$229,253
Paid-in capital in excess of par	162,444,405
Distributions in excess of net investment income	(9,269,929)
Accumulated net realized loss from investment transactions	(3,678,027)
Net unrealized appreciation on investments	23,260,040
Accumulated net realized foreign exchange gains	34,114,010
Net unrealized foreign exchange loss	(143,976)
Net Assets	$206,955,776
Net asset value per common share based on 22,925,320 shares issued and outstanding	$9.03

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $46,455)	$4,108,201
Interest and other income	38,754
4,146,955

Expenses
Investment management fee (Note 3)	838,917
Administration fee (Note 3)	78,874
Directors’ fees and expenses	151,744
Investor relations fees and expenses (Note 3)	77,658
Reports to shareholders and proxy solicitation	61,511
Independent auditors’ fees and expenses	47,200
Insurance expense	44,539
Legal fees and expenses	40,739
Custodian’s fees and expenses	22,997
Transfer agent’s fees and expenses	14,160
Miscellaneous	33,918
Net expenses	1,412,257

Net Investment Income	2,734,698

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	(2,513,435)
Foreign currency transactions	(137,553)
(2,650,988)

Net change in unrealized appreciation/(depreciation) on:
Investments	1,749,614
Foreign currency translation	(69,002)
1,680,612
Net realized and unrealized loss from investments and foreign currency related transactions	(970,376)
Net Increase in Net Assets Resulting from Operations	$1,764,322

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,734,698	$6,175,670
Net realized gain/(loss) from investment transactions	(2,513,435)	13,714,088
Net realized loss from foreign currency transactions	(137,553)	(75,226)
Net change in unrealized appreciation/depreciation on investments	1,749,614	10,400,906
Net change in unrealized appreciation/depreciation on foreign currency translation	(69,002)	(19,547,470)
Net increase in net assets resulting from operations	1,764,322	10,667,968

Distributions to Shareholders from:
Net investment income	(10,916,215)	(7,601,420)
Net realized gains	—	(9,720,387)
Tax return of capital	—	(5,478,055)
Net decrease in net assets from distributions	(10,916,215)	(22,799,862)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	3,026,117	—
Expenses in connection with the at-the-market stock offering (Note 5)	(21,256)	—
Change in net assets from common stock transactions	3,004,861	—
Change in net assets resulting from operations	(6,147,032)	(12,131,894)

Net Assets:
Beginning of period	213,102,808	225,234,702
End of period (including distributions in excess of net investment income of ($9,269,929) and ($1,088,412), respectively)	$206,955,776	$213,102,808

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2014 (unaudited)		For the Year Ended October 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value, beginning of period	$9.44		$9.98	$10.17	$11.58	$10.96	$8.37
Net investment income	0.12		0.27	0.34	0.39	0.32	0.29
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.05)		0.20	0.54	(0.68)	1.31	3.34
Total from investment operations	0.07		0.47	0.88	(0.29)	1.63	3.63
Distributions from:
Net investment income	(0.48)		(0.34)	(0.71)	(0.52)	(0.50)	(0.31)
Net realized gains	–		(0.43)	(0.37)	(0.44)	(0.06)	–
Tax return of capital	–		(0.24)	–	(0.18)	(0.45)	(0.73)
Total distributions	(0.48)		(1.01)	(1.08)	(1.14)	(1.01)	(1.04)
Offering cost on common stock	–		–	0.01	(0.09)	–	–
Impact of shelf offering	–		–	–	0.11	–	–
Net asset value, end of period	$9.03		$9.44	$9.98	$10.17	$11.58	$10.96
Market value, end of period	$9.04		$10.71	$10.38	$10.31	$12.70	$11.40

Total Investment Return Based on(b):
Market value	(10.95%	)	13.33%	11.83%	(10.51% )	21.62%	50.76%
Net asset value	0.92%		3.89% (c)	9.00% (c)	(3.19% )	15.35%	48.92%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$206,956		$213,103	$225,235	$229,616	$223,173	$210,866
Average net assets (000 omitted)	$198,820		$220,475	$218,950	$244,946	$211,324	$163,795
Net operating expenses	1.43%	(d)	1.41%	1.33%	1.34%	1.39%	1.73%
Net investment income	2.77%	(d)	2.80%	3.46%	3.43%	2.91%	3.41%
Portfolio turnover	6%		15%	21%	30%	11%	16%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager, uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on the NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$200,641,464	$–	$200,641,464
Short-Term Investment	–	2,250,000	–	2,250,000
Total Investments	$–	$202,891,464	$–	$202,891,464

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Levels 1, 2 or 3. For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the schedules of investments. The Fund held a repurchase agreement of $2,250,000 as of April 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2014.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(f) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result of the repatriation of Australian Dollars into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

paid $202,708 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2014.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six months ended April 30, 2014, AAMI earned $78,874 from the Fund for administration services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2014, the Fund incurred fees of approximately $76,193 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2014, were $11,985,751 and $17,421,870, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of April 30, 2014, there were 22,925,320 shares of common stock issued and outstanding.

In October 2013, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $130 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 3,250,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. For the six months ended April 30, 2014, there were 351,201 shares sold through ATM offerings. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributed to those shares will be charged to paid-in capital. For the six months ended April 30, 2014 these costs were $21,256. These costs are noted on the Statement of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2014 and fiscal year ended October 31, 2013, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2014

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$179,631,424	$31,687,304	$(8,427,264)	$23,260,040

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2014.

On June 10, 2014, the Fund announced that it will pay on June 30, 2014 a distribution of $0.22 per share to all shareholders of record as of June 23, 2014.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect three directors to serve as Class II directors for three year terms or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
P. Gerald Malone	19,376,228	615,189
Peter D. Sacks	19,357,494	633,922
Hugh Young	19,384,561	606,856

Directors whose term of office continued beyond this meeting are as follows: Neville J. Miles, William J. Potter, John T. Sheehy and Moritz Sell.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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*Diversification does not necessarily ensure return or protect against a loss.
Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.
Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.
IAF – SEMI-ANNUAL

Item 2 – Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 – Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 – Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended April 30, 2014, there were no changes in any of the Portfolio Managers.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2013	None	None	None	2,257,412
December 1 through December 31, 2013	None	None	None	2,257,412
January 1 through January 31, 2014	None	None	None	2,272,326
February 1 through February 28, 2014	None	None	None	2,292,472
March 1 through March 31, 2014	None	None	None	2,292,472
April 1 through April 30, 2014	None	None	None	2,292,532
Total	None	None	—	—

[1]	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 3, 2014

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1) and 12(c)(2) Distribution notice to stockholders